SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    February 9, 2004
                                                 -------------------------------

                          QUEST MINERALS & MINING CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Utah                                   0-32131                 87-0429950
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)


          470 Burning Fork, Pikeville, Kentucky                     41502
--------------------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:    (606) 433-1926
                                                   ------------------

                          Tillman International, Inc.,
                250 South 400 East, No. 105, Salt Lake City, Utah
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         See Item 2.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         This report amends the current report which the registrant filed on February 24, 2004 under its former name, Tillman International, Inc. As described in Item 5 below, the registrant changed its name to Quest Minerals & Mining Corp. on April 8, 2004.

         ACQUISITION OF QUEST MINERALS AND MINING, LTD. On February 9, 2004, Tillman International acquired 100% of the outstanding common stock of Quest Minerals and Mining, LTD, a Nevada corporation pursuant to a securities purchase agreement and plan of reorganization. Under the plan of reorganization, Tillman issued 20,700,000 shares of its common stock to the stockholders of Quest Minerals and Mining in exchange for all of the outstanding shares of common stock of Quest Minerals and Mining. In addition, Tillman agreed to issue to the stockholders of Quest Minerals and Mining an additional 1,800,000 shares of its common stock upon completion of an amendment to its articles of incorporation to increase the authorized common stock of Tillman to 250,000,000 shares. Pursuant to the plan of reorganization, 22,464,358 shares of Tillman common stock held by Silvestre Hutchinson, our President and one of our directors, were cancelled. Upon the completion of the reorganization, William R. Wheeler and Eugene Chiarmonte, Jr., the former directors of Quest Minerals and Mining, LTD, were appointed as directors of Tillman.

         THE BUSINESS OF QUEST MINERALS AND MINING, LTD

         As a recently-established holding company, Quest Minerals and Mining, LTD acquires and operates energy and mineral related properties. Through its wholly-owned subsidiary, Quest Energy Ltd., Quest Minerals and Mining, LTD has previously acquired all of the assets and assumed all of the liabilities of E-Z Mining Co., Inc. E-Z Mining operates a high-quality compliance blend coal deep mine named "Burning Fork #1" in Pike County, Ky. Burning Fork #1 contains one million tons of Elkhorn #3 coal, currently being mined by E-Z Mining, as well as an estimated two million tons of Elkhorn #2 coal -- permitted and scheduled for development by July 2004.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         On April 8, 2004, the registrant changed its name to "Quest Minerals & Mining Corp."

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

         This report amends the current report filed by the registrant dated February 24, 2004. The following financial statements are presented below:

         The audited financial statements of Quest Minerals & Mining LTD. as of December 31, 2003 and for the period then ended.

         The audited financial statements of E-Z Mining Co., Inc. as of December 31, 2003 and for the years ended December 31, 2003 and December 31, 2002.

         (b)      Pro forma financial information.

         The unaudited pro forma combined condensed financial information gives effect to the registrant's acquisition of Quest Minerals & Mining, LTD and the recent acquisition by Quest Minerals & Mining, LTD. of E-Z Mining Co., Inc. The unaudited pro forma combined condensed statement of operations is based on the individual historical statements of operations of the registrant, Quest Minerals & Mining, LTD and its newly acquired subsidiary, E-Z Mining Co., Inc. and combines the results of the registrants operations for the year ended December 31, 2003 with the results of operations for Quest Minerals & Mining, LTD and its newly acquired subsidiary, E-Z Mining Co., Inc. as if the acquisitions had occurred on January 1, 2003.

         The unaudited pro forma combined condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have been achieved if the acquisitions had been completed as of the beginning of the period presented, nor is it necessarily indicative of the registrant's future financial position or operating results. The pro forma combined condensed financial information does not give effect to any cost savings or restructuring and integration costs that may result from the integration of the registrant's operations with those of Quest Minerals & Mining, LTD and E-Z Mining Co., Inc. The costs related to restructuring and integration have not yet been determined.

         The unaudited pro forma combined condensed financial information should be read in conjunction with the audited financial statements and accompanying notes of Quest Minerals & Mining, LTD and E-Z Mining Co., Inc. which are included in this current report.

         (c)      Exhibits.

         None.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              QUEST MINERALS & MINING CORP.
                                              (Registrant)


Date:  May 24, 2004                           By: /s/ William R. Wheeler
                                                  ------------------------------
                                                   William R. Wheeler, President

                           QUEST MINERALS & MINING LTD

                                      INDEX

                                                              PAGE
                                                              ----

INDEPENDENT AUDITORS' REPORT                                    F-2

BALANCE SHEET                                                   F-3

STATEMENT OF OPERATIONS                                         F-4

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY                    F-5

STATEMENT OF CASH FLOWS                                         F-6

NOTES TO FINANCIAL STATEMENTS                                   F-7-F-9

KEMPISTY & COMPANY

CERTIFIED PUBLIC ACCOUNTANTS, P.C.
--------------------------------------------------------------------------------
15 MAIDEN LANE - SUITE 1003 - NEW YORK, NY 10038 - TEL (212) 406-7272 -
FAX (212) 513-1930

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Quest Minerals & Mining, Ltd.

We have audited the accompanying balance sheet of Quest Minerals & Mining, Ltd. as of December 31, 2003 and the related statements of operations, changes in stockholders' equity and cash flows for the period November 19, 2003 (date of inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quest Minerals & Mining, Ltd. at December 31, 2003 and the results of its' operations and cash flows for the period November 19, 2003 (date of inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

Kempisty & Company
Certified Public Accountants PC
New York, New York

April 14, 2004

                           QUEST MINERALS & MINING LTD

                                  BALANCE SHEET

                                DECEMBER 31, 2003


                                     ASSETS

Cash                                                                     $   100
                                                                         -------

TOTAL ASSETS                                                             $   100
                                                                         =======

STOCKHOLDERS' EQUITY

Preferred stock, par value $0.001, 10,000,000 shares authorized,
   none issued and outstanding                                           $    --
Common stock, par value $0.001, 10,000,000 shares authorized,
   5,152,000 shares issued and outstanding                                 5,152
Deficit                                                                  (5,052)
                                                                         -------

     TOTAL STOCKHOLDERS' EQUITY                                          $   100
                                                                         =======



See Notes to Financial Statements.

                           QUEST MINERALS & MINING LTD

                             STATEMENT OF OPERATIONS
   For the period November 19, 2003 (date of inception) to December 31, 2003





Expenses:

   Administrative expense                                               $ 5,052
                                                                        -------

Net loss                                                                $(5,052)
                                                                        =======






                       See Notes to Financial Statements.

                           QUEST MINERALS & MINING LTD

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
   For the period November 19, 2003 (date of inception) to December 31, 2003


                                    Common Stock
                               Shares            Amount           Deficit            Totals
                             ---------         ---------         ---------          ---------
Balances at
  November 19, 2003                 --         $      --         $      --          $      --

Issuance of stock to
  founders                   5,152,000             5,152                --              5,152

Net loss                            --                --            (5,052)            (5,052)
                             ---------         ---------         ---------          ---------

Balances at
 December 31, 2003           5,152,000         $   5,152         $  (5,052)         $     100
                             =========         =========         =========          =========

                       See Notes to Financial Statements.

                           QUEST MINERALS & MINING LTD

                             STATEMENT OF CASH FLOWS
   For the period November 19, 2003 (date of inception) to December 31, 2003






Operating Activities

   Net loss                                          $(5,052)
                                                     -------
   Net cash (used) by operating activities            (5,052)

Financing Activities
   Sale of shares                                      5,152
                                                     -------

   Net cash provided by financing activities           5,152
                                                     -------
   Increase in cash                                      100

   Cash at beginning of period                            --
                                                     -------

   Cash at end of period                             $   100
                                                     =======




                       See Notes to Financial Statements.

                           QUEST MINERALS & MINING LTD

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

Note 1- ORGANIZATION AND OPERATIONS

         Quest Minerals & Mining, Ltd, ("Quest" or the "Company") was incorporated in Nevada on November 19, 2003 for the purpose of acquiring mining properties to operate.

Note 2- SIGNIFICANT ACCOUNTING POLICIES

         Accounting Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 - COMMON STOCK

         During 2003 the Company sold 5,152,000 shares of its common stock to its founders for $5,152.

                           QUEST MINERALS & MINING LTD

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

Note 4 - SUBSEQUENT EVENTS

         On January 1, 2004 Quest Minerals & Mining Ltd. ("Quest") entered into an agreement to acquire all of the outstanding shares of EZ Mining Co., Inc. for 2,000,000 shares of Series A Preferred Stock (with a Stated Value of $3.00 per share) and 23,000 shares of common stock. The following is the proforma balance sheet for the combined companies as if the acquisition took place on December 31, 2003.

                                                          EZ                  Quest            Consolidating        Pro Forma
                                                        Mining               Minerals           Adjustments          Combined
                                                      -----------          -----------          -----------         -----------
                              ASSETS

Current Assets
  Cash                                                $       550          $       100          $        --         $       650
                                                      -----------          -----------          -----------         -----------
          Total Current Assets                                550                  100                   --                 650

Property and equipment, net                               213,050                   --                   --             213,050
Mine development                                          160,948                   --                   --             160,948
Mineral interests                                              --                   --            6,000,000           6,000,000
                                                      -----------          -----------          -----------         -----------

          Total Assets                                $   374,548          $       100          $ 6,000,000         $ 6,374,648
                                                      ===========          ===========          ===========         ===========

                      LIABILITIES AND CAPITAL
Current Liabilities
  Accounts payable and accrued expenses               $   439,471          $        --          $        --         $   439,471
  Notes payable                                           143,500                   --                   --             143,500
  Officer loans                                            74,005                   --                   --              74,005
                                                      -----------          -----------          -----------         -----------
          Total Current Liabilities                       656,976                   --                   --             656,976

Long term debt                                            110,000                   --                   --             110,000

Stockholders' Equity
  Common stock                                              5,000                   --                   --               5,000
  Preferred stock                                              --                   --            6,000,000           6,000,000
  Additional paid in capital                              309,226                5,152                   --             314,378
  Deficit                                                (706,654)              (5,052)                  --            (711,706)
                                                      -----------          -----------          -----------         -----------
          Stockholders' Equity                           (392,428)                 100            6,000,000           5,607,672
                                                      -----------          -----------          -----------         -----------
          Total Liabilities and Capital               $   374,548          $       100          $ 6,000,000         $ 6,374,648
                                                      ===========          ===========          ===========         ===========

                           QUEST MINERALS & MINING LTD

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

Note 4- SUBSEQUENT EVENTS (continued)

         Note 1 to proforma balance sheet - Mineral interests

         The purchase acquisition costs of mineral properties are deferred until the properties are placed into production, sold or abandoned. These deferred costs will be amortized on the unit-of-production basis over the estimated useful life of the properties following the commencement of production or written-off if the properties are sold, allowed to lapse or abandoned.

         Mineral property acquisition costs include any cash consideration and the fair market value of common shares and preferred shares, based on the trading price of the shares, issued for mineral property interests, pursuant to the terms of the agreement or based upon an independent appraisal.

         Administrative expenditures are expensed in the year incurred.

         Note 2 to proforma balance sheet - Equipment

         Equipment is carried at cost less accumulated depreciation.

         Tillman Acquisition

         Effective February 9, 2004, Quest Minerals and Mining Ltd. ("Quest"), the then parent company of EZ Mining Co., Inc. ("EZ"), entered into an agreement with Tillman International, Inc. ("Tillman"). The agreement provided for Tillman to issue 22,500,000 shares of its common stock and assume liabilities of approximately $767,000 for all of the outstanding shares of Quest in a transaction accounted for as a reverse merger.

                               EZ MINING CO., INC.

                                      INDEX

                                                              PAGE

INDEPENDENT AUDITORS' REPORT                                   F-11

BALANCE SHEET                                                  F-12

STATEMENTS OF OPERATIONS                                       F-13

STATEMENTS OF CHANGES IN STOCKHOLDERS' (DEFICIT)               F-14

STATEMENTS OF CASH FLOWS                                       F-15

NOTES TO FINANCIAL STATEMENTS                                F16-F20

KEMPISTY & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS, P.C.
--------------------------------------------------------------------------------
15 MAIDEN LANE - SUITE 1003 - NEW YORK, NY 10038 - TEL (212) 406-7272 -
FAX (212) 513-1930

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
EZ Mining Co., Inc.

We have audited the accompanying balance sheet of EZ MIning Co., Inc. as of December 31, 2003 and the related statements of operations, changes in stockholders' equity and cash flows for the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EZ Mining Co., Inc. at December 31, 2003 and the results of its' operations and cash flows for the two years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that EZ Mining Co., Inc. will continue as a going concern. As more fully described in Note 3, the Company has incurred operating losses since inception and requires additional capital to continue operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are described in Note 3. The financial statements do not include any adjustments to reflect the possible effects on recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of EZ Mining Co., Inc. to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Kempisty & Company
Certified Public Accountants PC
New York, New York

April 14, 2004

                               EZ MINING CO., INC.

                                  BALANCE SHEET
                                DECEMBER 31, 2003

                                     ASSETS

Current Assets

   Cash                                                         $     550
                                                                ---------
      Total current assets                                            550

Mine development (Note 2)                                         160,948
Equipment, net (Note 5)                                           213,050
                                                                ---------

TOTAL ASSETS                                                    $ 374,548
                                                                =========

         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
  Accounts payable and accrued expenses (Note 6)                $ 439,471
  Notes payable (Note 7)                                          143,500
  Officer loans (Note 8)                                           74,005
                                                                ---------

TOTAL CURRENT LIABILITIES                                         656,976

Long term debt (Note 7)                                           110,000
                                                                ---------

TOTAL LIABILITIES                                                 766,976

Commitments and Contingencies
Stockholders' (deficit)
Common stock,  100 shares authorized,
     100 shares issued and outstanding                              5,000
Paid-in capital                                                   309,226
Deficit                                                          (706,654)
                                                                ---------

Total Stockholders' (Deficit)                                    (392,428)
                                                                ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)            $ 374,548
                                                                =========





                       See Notes to Financial Statements.

                               EZ MINING CO., INC.

                            STATEMENTS OF OPERATIONS
                 For the years ended December 31, 2003 and 2002



                                                  2003                 2002
                                               -----------          -----------
Revenue:
   Coal sales                                  $ 1,309,833            2,179,933
   Interest and other                                  623          $        --
                                               -----------          -----------

          Total Revenues                         1,310,456            2,179,933
                                               -----------          -----------


Expenses:
   Production costs                              1,629,368            2,403,693
   Selling, general and administrative              10,858               16,123
   Depreciation                                     71,042               39,354
                                               -----------          -----------

          Total Operating Expenses               1,711,268            2,459,170
                                               -----------          -----------

Loss before income taxes                          (400,812)            (279,237)

Provision for income taxes                              --                   --
                                               -----------          -----------

Net loss                                       $  (400,812)         $  (279,237)
                                               ===========          ===========


                       See Notes to Financial Statements.

                               EZ MINING CO., INC.

                STATEMENTS OF CHANGES IN STOCKHOLDER'S (DEFICIT)
                 For the years ended December 31, 2003 and 2002


                                           Common Stock                           Additional
                            ---------------------------------------------          Paid-in
                              Shares           Amount            Capital           Deficit            Totals
                            ---------         ---------         ---------         ---------          ---------

Balances at
 January 1, 2002                  100         $   5,000           135,800         $ (26,605)         $ 114,195

Net loss                           --                --                --          (279,237)          (279,237)
                            ---------         ---------         ---------         ---------          ---------

Balances at
 December 31, 2002                100             5,000           135,800          (305,842)          (165,042)
Contributed capital                --                --           173,426                --            173,426
Net loss                           --                --                --          (400,812)          (400,812)
                            ---------         ---------         ---------         ---------          ---------

Balances at
 December 31, 2003                100         $   5,000           309,226         $(706,654)         $(392,428)
                            =========         =========         =========         =========          =========





                       See Notes to Financial Statements.

                               EZ MINING CO., INC.

                            STATEMENTS OF CASH FLOWS
                 For the years ended December 31, 2003 and 2002

                                                                          2003               2002
                                                                        ---------          ---------
Operating Activities
   Net loss                                                             $(400,812)         $(279,237)
   Adjustments to reconcile net (loss) to net cash provided
      (used) by operating activities:
   Depreciation                                                            71,042             39,354
   Changes in operating assets and liabilities:
   (Increase) decrease in receivables                                      60,983            (60,983)
   Increase (decrease) in accounts payable and accrued expenses            41,527            396,544
                                                                        ---------          ---------
   Net cash provided(used) by operating activities                       (227,260)            95,678

Investing Activities

   Mine development                                                      (101,481)           (59,647)
   Equipment purchased                                                    (48,046)          (275,400)
                                                                        ---------          ---------
   Net cash (used) by investing activities                               (149,527)          (335,047)

Financing Activities

   Notes payable                                                          328,505                 --
   Officer loans                                                          (39,873)           213,811
                                                                        ---------          ---------
   Net cash provided by financing activities                              288,632            213,811
                                                                        ---------          ---------
   Increase (decrease) in cash                                            (88,155)           (25,558)
   Cash at beginning of period                                             88,705            114,263
                                                                        ---------          ---------
   Cash at end of period                                                $     550          $  88,705
                                                                        =========          =========

Supplemental Disclosures of Cash Flow Information:
  Cash paid during year for:
     Interest                                                           $   2,919          $   1,832
                                                                        =========          =========
     Income taxes                                                       $      --          $      --
                                                                        =========          =========

                       See Notes to Financial Statements.

                              EZ MINING CO., INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

Note 1- ORGANIZATION AND OPERATIONS

         EZ Mining Co., Inc. was incorporated in Kentucky in 2001 for the purpose of coal mining. The Company is currently mining its Burning Fork #1 coal proprty in Eastern Kentucky and looking to acquire additional coal properties.



Note 2- SIGNIFICANT ACCOUNTING POLICIES

         Accounting Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Coal Acquisition Costs

         The costs to obtain coal lease rights are capitalized and amortized primarily by the units-of-production method over the estimated recoverable reserves. Amortization occurs either as the Company mines on the property or as others mine on the property through subleasing transactions.

         Rights to leased coal lands are often acquired through royalty payments. As mining occurs on these leases, the accrued royalty is charged to cost of coal sales.

         Mining Equipment

         Mining Equipment is recorded at cost. Expenditures which extend the useful lives of existing plant and equipment or increase the productivity of the asset are capitalized. Mining Equipment is depreciated principally on the straight-line method over the estimated useful lives of the assets, which range from three to 7 years.

         Accumulated depreciation for equipment was $110,396 at December 31, 2003.

                              EZ MINING CO., INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

Note 2- SIGNIFICANT ACCOUNTING POLICIES (continued)

         Deferred Mine Development

         Costs of developing new mines or significantly expanding the capacity of existing mines are capitalized and amortized using the units-of-production method over the estimated recoverable reserves that are associated with the property being benefited. During December 2003 the Company added $110,000 in mine development for engineering.

         Asset Impairment

         If facts and circumstances suggest that a long-lived asset may be impaired, the carrying value is reviewed. If the review indicates that the value of the asset will not be recoverable, as determined based on projected undiscounted cash flows related to the asset over its remaining life, then the carrying value of the asset is reduced to its estimated fair value.

         Revenue Recognition

         Coal sales revenues are sales to customers of coal produced at Company operations. The Company recognizes revenue from coal sales at the time title passes to the customer.

         Income Taxes

         Deferred income taxes are based on temporary differences between the financial statement and tax basis of assets and liabilities existing at each balance sheet date using enacted tax rates for years during which taxes are expected to be paid or recovered.

         Recent Accounting Pronouncements

         In December 2003, the financial Accounting Standards Board issued a revised Interpretation No. 46, Consolidation of Variable Interest Entities. The interpretation clarifies the application of Accounting Research Bulletin No. 51, Consolidated Financial Statements, to certain types of entities. The Company does not expect the adoption of this interpretation to have a material impact on its financial statements.

                              EZ MINING CO., INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

Note 3- GOING CONCERN

         The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred net losses of $400,812 and $279,237 for the years ended December 31, 2003 and 2002 andhas a working capital deficit of $656,426. These factors indicate that the Company's continuation as a going concern is dependent upon its ability to obtain adequate financing.

         The Company will require substantial additional funds to finance its business activities on an ongoing basis and will have a continuing long-term need to obtain additional financing. The Company's future capital requirements will depend on numerous factors including, but not limited to, continued progress developing additional mines and increasing mine production.

Note 4- OPERATING AGREEMENT

         On July 23, 2003, the Company entered into an operating agreement (the "Agreement") with the coal leaseholder to assume the responsibilities under the coal lease for its Burning Fork coal property. The Agreement requires the Company to pay the leaseholder coal royalties as defined in the Agreement. The minimum lease payment is $1,000 per month and the underlying lease is renewable on an annual basis. The leaseholder also has a lien on all equipment of the Company.

Note 5- EQUIPMENT

Equipment at December 31, 2003 consisted of the following:

  Mining equipment                                                 $323,446
  Less accumulated depreciation                                     110,396
                                                                   --------

  Equipment - net                                                  $213,050
                                                                   ========

         All of the mining equipment is subject to lien held by the coal leaseholder (Note 4).

                              EZ MINING CO., INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

Note 6- ACCOUNTS PAYABLE AND ACCRUED EXPENSES

         Accounts payable and accrued expenses consist of the following at December 31, 2003:

Accounts payable                            $263,555
Accrued royalties payable-operating          159,703
Accrued royalties-other                       11,688
Accrued interest                               3,125
Accrued expenses                               1,400
                                            --------

                                            $439,471
                                            ========

Note 7- NOTES PAYABLE

         Notes payable at December 31, 2003 consist of the following:

 Notes payable                $253,500
 Less current portion          143,500
                              --------

Balance                       $110,000
                              ========

         On August 1, 2003, the Company borrowed $7,500 from an unaffiliated party due August 1, 2004 plus an additional $7,500 which is considered interest.

         On December 16, 2003, the Company agreed to pay its mine engineer $0.10 per ton of coal mined for the life of the mine. The Company has estimated this liability to be $120,000 of which $10,000 is considered as current.

         On December 22, 2003, the Company under a lease-purchase agreement acquired $38,000 of equipment. The $38,000 is payable, $5,000 paid prior to December 31, 2003 and the balance payable in monthly installments of $5,000 each beginning February 1, 2004 until the $38,000 is paid. A $1.00 buyout is payable after the $38,000 has been paid.

         During the year, the Company borrowed $93,000 from various parties with no definitive terms of repayment.

Note 8- OFFICER LOANS

         $74,005 of loans payable to officers at December 31, 2003 were non interest bearing and had no definite terms of repayment.

                              EZ MINING CO., INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

Note 9- INCOME TAXES

         Due to the Company's losses, no income taxes have been accrued.

Note 10- SUBSEQUENT EVENTS

         On January 1, 2004 Quest Minerals & Mining Ltd. ("Quest") entered into an agreement to acquire all of the outstanding shares of EZ Mining Co., Inc. for 2,000,000 shares of Series A Preferred Stock (with a Stated Value of $3.00 per share) and 23,000 shares of common stock. The following is the proforma balance sheet for the combined companies as if the acquisition took place on December 31, 2003.

                                                          EZ                  Quest            Consolidating         Pro Forma
                                                        Mining              Minerals            Adjustments           Combined
                                                      -----------          -----------          -----------         -----------
                              ASSETS

Current Assets
  Cash                                                $       550          $       100          $        --         $       650
                                                      -----------          -----------          -----------         -----------
          Total Current Assets                                550                  100                   --                 650

Property and equipment, net                               213,050                   --                   --             213,050
Mine development                                          160,948                   --                   --             160,948
Mineral interests                                              --                   --            6,000,000           6,000,000
                                                      -----------          -----------          -----------         -----------

          Total Assets                                $   374,548          $       100          $ 6,000,000         $ 6,374,648
                                                      ===========          ===========          ===========         ===========

                      LIABILITIES AND CAPITAL
Current Liabilities

  Accounts payable and accrued expenses               $   439,471          $        --          $        --         $   439,471
  Notes payable                                           143,500                   --                   --             143,500
  Officer loans                                            74,005                   --                   --              74,005
                                                      -----------          -----------          -----------         -----------
          Total Current Liabilities                       656,976                   --                   --             656,976

Long term debt                                            110,000                   --                   --             110,000

Stockholders' Equity

  Common stock                                              5,000                   --                   --               5,000
  Preferred stock                                              --                   --            6,000,000           6,000,000
  Additional paid in capital                              309,226                5,152                   --             314,378
  Deficit                                                (706,654)              (5,052)                  --            (711,706)
                                                      -----------          -----------          -----------         -----------
          Stockholders' Equity                           (392,428)                 100            6,000,000           5,607,672
                                                      -----------          -----------          -----------         -----------
          Total Liabilities and Capital               $   374,548          $       100          $ 6,000,000         $ 6,374,648
                                                      ===========          ===========          ===========         ===========

                              EZ MINING CO., INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

Note 10- SUBSEQUENT EVENTS (continued)

         Note 1 to proforma balance sheet - Mineral interests

         The purchase acquisition costs of mineral properties are deferred until the properties are placed into production, sold or abandoned. These deferred costs will be amortized on the unit-of-production basis over the estimated useful life of the properties following the commencement of production or written-off if the properties are sold, allowed to lapse or abandoned.

         Mineral property acquisition costs include any cash consideration and the fair market value of common shares and preferred shares, based on the trading price of the shares, issued for mineral property interests, pursuant to the terms of the agreement or based upon an independent appraisal.

         Administrative expenditures are expensed in the year incurred.

         Note 2 to proforma balance sheet - Equipment

         Equipment is carried at cost less accumulated depreciation.

         Tillman Acquisition

         Effective February 9, 2004, Quest Minerals and Mining Ltd. ("Quest") the then parent company of EZ Mining Co., Inc. ("EZ") entered into an agreement with Tillman International, Inc. ("Tillman"). The agreement provided for Tillman to issue 22,500,000 shares of its common stock and assume liabilities of approximately $767,000 for all of the outstanding shares of Quest in a transaction accounted for as a reverse merger.

                         QUEST MINERALS & MINING, CORP.
                         PROFORMA COMBINED BALANCE SHEET
                                DECEMBER 31, 2003


Effective February 9, 2004 Quest Minerals and Mining Ltd. ("Quest-Nev") the then parent company of EZ Mining Co., Inc. ("EZ") entered into an agreement with Quest Mining and Minerals Corp. ("Quest-Utah") . The agreement provided for Quest - Utah to issue 22,500,000 shares of its common stock and assume liabilities of approximately $767,000 for all of the outstanding shares of Quest
- Nev in a transaction accounted for as a reverse merger.




Prior to the above, on January 1, 2004 Quest-Nev entered into an agreement to acquire all of the outstanding shares of EZ Mining Co., Inc. for 2,000,000 shares of Series A Preferred Stock (with a Stated Value of $3.00 per share) and 23,000 shares of common stock. The following is the proforma balance sheet and statement of operations for the combined companies as if the acquisitions took place on December 31, 2003.


                                              Quest             EZ             Quest          Pro Forma           Pro Forma
                                               Utah           Mining           Nevada        Adjustments          Combined
                                            -----------    -------------     -----------    --------------     -----------------
                 ASSETS
Current Assets
  Cash                                    $          -    $         550    $        100    $            -    $              650
                                            -----------    -------------     -----------    --------------     -----------------
          Total Current Assets                       -              550             100                 -                   650

Property and equipment, net                          -          213,050               -                 -               213,050
Mine development                                     -          160,948               -                 -               160,948
Mineral interests                                    -                -               -         6,000,000             6,000,000
                                            -----------    -------------     -----------    --------------     -----------------

          Total Assets                    $          -    $     374,548    $        100    $    6,000,000    $        6,374,648
                                            ===========    =============     ===========    ==============     =================

       LIABILITIES AND CAPITAL
Current Liabilities
  Accounts payable and accrued expenses   $          -    $     439,471    $          -    $            -    $          439,471
  Notes payable                                      -          143,500               -                 -               143,500
  Officer loans                                      -           74,005               -                 -                74,005
                                            -----------    -------------     -----------    --------------     -----------------
          Total Current Liabilities                  -          656,976               -                 -               656,976

Long term debt                                       -          110,000               -                 -               110,000

Stockholders' Equity
  Preferred stock                                    -                -               -             2,000                 2,000
  Common stock (Note 4)                             16            5,000           5,152            29,868                40,036
  Additional paid-in capital                       (16)         309,226                        27,843,132            28,152,342
  Deferred stock compensation (Note 5)               -                -               -       (21,875,000)          (21,875,000)
  Deficit                                            -         (706,654)         (5,052)                               (711,706)
                                            -----------    -------------     -----------    --------------     -----------------
          Stockholders' Equity                       -         (392,428)            100         6,000,000             5,607,672
                                            -----------    -------------     -----------    --------------     -----------------
          Total Liabilities and Capital   $          -    $     374,548    $        100    $    6,000,000    $        6,374,648
                                            ===========    =============     ===========    ==============     =================


                             SEE ACCOMPANYING NOTES

                         QUEST MINERALS & MINING, CORP.
                 NOTES TO PROFORMA COMBINED FINANCIAL STATEMENTS
                                DECEMBER 31, 2003


Note 1   Mineral interests

         The purchase acquisition costs of mineral properties are deferred until the properties are placed into production, sold or abandoned. These deferred costs will be amortized on the unit-of-production basis over the estimated useful life of the properties following the commencement of production or written-off if the properties are sold, allowed to lapse or abandoned.

         Mineral property acquisition costs include any cash consideration and the fair market value of common shares and preferred shares, based on the trading price of the shares, issued for mineral property interests, pursuant to the terms of the agreement or based upon an independent appraisal.

         Administrative expenditures are expensed in the year incurred.

Note 2   Equipment

         Equipment is carried at cost less accumulated depreciation.

Note 3   Reverse Stock Split

         On January 29, 2004 the Company effected a 1-for-100 reverse stock split. All share and per share information included in these financial statements have been adjusted to reflect this reverse stock split.

Note 4   Common Stock

         On February 6, 2004 Quest-Utah issued 17,500,000 shares of its common stock pursuant to its 2004 Stock Compensation Plan.


         On February 9, 2004 Quest-Utah issued 22,500,000 shares of common stock in exchange for all of the outstanding shares of Quest-Nev in a transaction accounted for as a reverse merger.

Note 5   Stock Compensation Plan

         During January 2004, Quest-Utah approved the 2004 Stock Compensation Plan for employees and consultants ("the Plan"). In February 2004 as part of the plan 17,500,000 shares of common stock were issued as payment to consultants in lieu of cash for services provided pursuant to consulting agreements The fair value of the shares of $21,875,000 was recorded as deferred compensation expense to be amortized over the period of the consulting agreement. These shares were issued pursuant to a Form S-8 registration statement.

                         QUEST MINERALS & MINING, CORP.
                    PROFORMA COMBINED STATEMENT OF OPERATIONS
                                DECEMBER 31, 2003


                                                Quest              EZ               Quest        Pro Forma         Pro Forma
                                                Utah             Mining             Nevada       Adjustments        Combined
                                              ---------    ------------------    ------------    ----------     -----------------
    Revenue:
       Coal sales                           $        -   $         1,309,833   $           -   $         -    $        1,309,833
       Interest and other                            -                   623               -             -                   623
                                              ---------    ------------------    ------------    ----------     -----------------

              Total Revenues                         -             1,310,456               -             -             1,310,456
                                              ---------    ------------------    ------------    ----------     -----------------


    Expenses:
       Stock compensation                            -                     -               -             -                     -
       Production costs                              -             1,629,368               -             -             1,629,368
       Selling, general and administrative           -                10,858           5,052             -                15,910
       Depreciation                                  -                71,042               -             -                71,042
                                              ---------    ------------------    ------------    ----------     -----------------

              Total Operating Expenses               -             1,711,268           5,052             -             1,716,320
                                              ---------    ------------------    ------------    ----------     -----------------

    Loss before income taxes                         -              (400,812)         (5,052)            -              (405,864)

    Provision for income taxes                       -                     -               -             -                     -
                                              ---------    ------------------    ------------    ----------     -----------------
    Net loss                                $        -   $          (400,812)  $      (5,052)  $         -    $         (405,864)
                                              =========    ==================    ============    ==========     =================


                             SEE ACCOMPANYING NOTES